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                                                                    EXHIBIT 10.3

                                   AMENDMENT

         THIS AMENDMENT (this "Amendment") is entered into as of March 31, 1999, by and among Cooperative Computing, Inc., a Delaware corporation formerly known as Triad Systems Corporation ("CCI/Triad"), Triad Systems Financial Corporation, a California corporation ("TSFC"), CCI/Triad Financial Holding Corporation, a California corporation ("SPE"), and Heller Financial Leasing, Inc., a Delaware corporation ("Lender").

                                  INTRODUCTION

         A. SPE and Lender's predecessor in interest are parties to that certain Master Loan and Security Agreement Form dated as of January 1, 1997 (said Agreement as amended to date, the "SPE Loan Agreement").

         B. TSFC and Lender's predecessor in interest are parties to that certain Loan and Security Agreement dated as of September 1, 1994 (said Agreement, as amended to date, the "TSFC Loan Agreement").

         C. CCI/Triad, SPE, TSFC and Lender's predecessor in interest are parties to that certain Operating and Support Agreement dated as of January 1, 1997 (the "SPE Support Agreement").

         D. CCI/Triad, TSFC and Lender's predecessor in interest are parties to that certain Operating and Support Agreement dated as of September 1, 1994 (the "TSFC Support Agreement").

         E. The respective parties desire to amend the SPE Loan Agreement and the TSFC Loan Agreement as set forth below and to provide for a full recourse Discount Facility Loan (as defined in the SPE Loan Agreement) to SPE by Lender pursuant to Section 3.12 of the SPE Loan Agreement.

         NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 1 of the SPE Loan Agreement is hereby amended by adding the following defined terms at the end of that Section:

                  "1.38 "TSFC Loan Agreement" - the Loan and Security Agreement dated as of September 1, 1994 between TSFC and Lender, as amended from time to time."

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         2. Section 1 of the SPE Loan Agreement and Schedule 1 thereto are hereby amended by changing the Anniversary Date to be January 1, 2000.


         3. The second sentence of Section 8.4 of the SPE Loan Agreement is hereby amended in its entirety to read as follows:


         "The liability of SPE under this Section 8.4 on any Loan Repayment Date shall not exceed an amount equal to (i) ten percent (10%) of the aggregate initial principal amount of Loans (excluding full recourse Loans made under Section 3.12 of this Agreement) made under this Agreement and all loans made to TSFC by Lender under the TSFC Loan Agreement (excluding full recourse loans made under Section 3.12 of the TSFC Loan Agreement), each as of such Loan Repayment Date plus
         (ii) the aggregate Standard Cost of all Equipment remarketed pursuant to Section 10 of this Agreement and the aggregate Standard Cost of all Equipment (as such terms are defined in the TSFC Loan Agreement) remarketed pursuant to Section 10 of the TSFC Loan Agreement, each as of such Loan Repayment Date minus (iii) the aggregate Loan Repayment Amounts paid by SPE to Lender pursuant to this Section 8.4 with respect to Discount Facility Loans and the aggregate loans repaid by TSFC to Lender under Section 8.4 of the TSFC Loan Agreement, each as of such Loan Repayment Date minus (iv) without double counting the amounts described in clause (iii), the aggregate of all cure amounts paid by SPE to Lender on behalf of Lessees with respect to Leases financed by Discount Facility Loans which Lender has demanded to be repaid under this Section 8.4 on such Loan Repayment Date to the extent SPE has been unable to collect such amounts from such Lessees and the aggregate amounts paid by TSFC to Lender described in clause
         (iv) of the second sentence of Section 8.4 of the TSFC Loan Agreement, each as of such Loan Repayment Date, plus (v) the aggregate initial principal amount of all full recourse loans made to SPE under Section
         3.12 of this Agreement and made to TSFC under Section 3.12 of the TSFC Loan Agreement, minus (vi) without double counting any of the foregoing amounts, the aggregate amount of principal repaid to Lender as of such Loan Repayment Date with respect to full recourse loans referenced in clause (v), which principal payments were required to be made as a result of a lessee default under Section 3.12 of this Agreement or Section 3.12 of the TSFC Loan Agreement (the "Net Loss Pool"). Notwithstanding the foregoing, SPE shall not be liable for loans made to TSFC."

         The last sentence of Section 3.12 of the SPE Loan Agreement is hereby deleted.

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         4. Section 1 of the TSFC Loan Agreement is hereby amended by adding the following defined terms at the end of that Section:

         1.39 "SPE" - CCI/Triad Financial Holding Corporation, a California corporation.

         1.40 "SPE Loan Agreement" - the Master Loan and Security Agreement form dated as of January 1, 1997, between Lender and SPE, as amended from time to time."

         5. The second sentence of Section 8.4 of the TSFC Loan Agreement is hereby amended in its entirety to read as follows:

         "The liability of TSFC under this Section 8.4 on any Loan Repayment Date shall not exceed (i) ten percent (10%) of the aggregate initial principal amount of all Loans (excluding full recourse Loans made under Section 3.12 of this Agreement) made under this Agreement and all loans made to SPE by Lender under the SPE Loan Agreement (excluding full recourse loans made under Section 3.12 of the SPE Loan Agreement), each as of such Loan Repayment Date plus (ii) the aggregate Standard Cost of all Equipment remarketed pursuant to
         Section 10 of this Agreement and the aggregate Standard Cost of all Equipment (as such terms are defined in the SPE Loan Agreement) remarketed pursuant to Section 10 of the SPE Loan Agreement, each as of such Loan Repayment Date minus (iii) the aggregate Loan Repayment Amounts paid by TSFC to Lender pursuant to this Section 8.4 with respect to Discount Facility Loans and the aggregate loans repaid by SPE to Lender under Section 8.4 of the SPE Loan Agreement, each as of such Loan Repayment Date minus (iv) without double counting the amounts described in clause (iii), the aggregate of all cure amounts paid by TSFC to Lender on behalf of Lessees with respect to Leases financed by Discount Facility Loans which Lender has demanded to be repaid under this Section 8.4 on such Loan Repayment Date to the extent TSFC has been unable to collect such amounts from such Lessees and the aggregate amounts paid by SPE to Lender described in clause
         (iv) of the second sentence of Section 8.4 of this SPE Loan agreement, each as of such Loan Repayment Date, plus (v) the aggregate amount of all full recourse loans made to TSFC under Section 3.12 of this Agreement and made to SPE under Section 3.12 of the SPE Loan Agreement, minus (vi) without double counting any of the foregoing amounts, the aggregate amount of principal repaid to Lender as of such Loan Repayment Date with respect to full recourse loans referenced in clause (v), which principal payments were required to be made as a result of a lessee default under Section 3.12 of this Agreement or
         Section 3.12 of the SPE Loan Agreement (the "Net Loss Pool")."

         The last sentence of Section 3.12 of the TSFC Loan Agreement is hereby deleted.

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         6. Exhibit E of the SPE Loan Agreement is hereby deleted and replaced with the Exhibit E attached hereto as Attachment 1.

         7. Exhibit E to the TSFC Loan Agreement is hereby deleted and replaced with the Exhibit E attached hereto as Attachment 2.

         8. The Discount Facility Loan being made to SPE by Lender on or about the date hereof in the principal amount of One Million Eight Hundred Twenty-One Thousand Eight Hundred Twenty-Four and 07/100ths Dollars ($1,821,824.07) shall constitute a full recourse Loan (as defined in the SPE Loan Agreement) under
Section 3.12 of the SPE Loan Agreement, and shall be further evidenced by a Full Recourse Promissory Note in the form attached hereto as Attachment 3.

         9. Section 12.2 of each of the SPE Loan Agreement and the TSFC Loan Agreement are hereby amended by providing that copies of notices sent to SPE or TSFC, respectively, under such agreements, shall also be sent to: Walter Bissex, Cooperative Computing, Inc., 6207 Bee Cave Road, Austin, Texas 78746.

         10. CCI/Triad, TSFC and SPE, as parties to the SPE Support Agreement, and CCI/Triad and TSFC, as parties to the TSFC Support Agreement, agree and consent to all of the foregoing amendments to the SPE Loan Agreement and the TSFC Loan Agreement, respectively, and further agree that the SPE Support Agreement and the TSFC Support Agreement continue in full force and effect with Lender succeeding to all of the rights and obligations of Heller Financial, Inc. thereunder.

         11. As amended hereby, the SPE Loan Agreement and the TSFC Loan Agreement each continue in full force and effect with Lender succeeding to all of the rights and obligations of Heller Financial, Inc. thereunder.

         12. This Amendment may be executed in any number of separately executed counterparts, all of which taken together shall constitute a single instrument.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.



COOPERATIVE COMPUTING, INC.         TRIAD SYSTEMS FINANCIAL
                                    CORPORATION

By  /s/WALTER EARL BISSEX           By  /s/MATTHEW HALE
Its Vice President                  Its President

CCI/TRIAD FINANCIAL HOLDING         HELLER FINANCIAL LEASING, INC.

By  /s/MATTHEW HALE                 By  /s/GARY W. LOMONACO
Its President                       Its Sr. Vice President


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